UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 19, 2007


                            TREE TOP INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



          000-10210                                     83-0250943
--------------------------------------------------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)

        511 AVENUE OF THE AMERICAS, SUITE 800, NEW YORK, NEW YORK 10011
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (775) 261-3728
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                 -----------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective October 19, 2007, Tree Top Industries, Inc. (the "Company") entered into an Agreement and Plan of Reorganization with all of the stockholders of Ludicrous, Inc., a Nevada corporation (the "Agreement"), pursuant to which the Company has agreed to acquire all of the issued and outstanding common stock of Ludicrous, Inc. ("Ludicrous") from the stockholders of Ludicrous in consideration for the issuance of a total of 68,000,000 newly issued shares of the Company's common stock, to be allocated among the stockholders of Ludicrous on a pro rata basis in accordance with their relative ownership of Ludicrous. Accordingly, after the closing of the stock exchange contemplated by the Agreement, which is expected to occur upon the completion of the audit of the financial statements of Ludicrous, Ludicrous will be a wholly owned subsidiary of the Company, and the prior shareholders of Ludicrous will be the majority shareholders of the Company. In the Agreement, the stockholders of Ludicrous have agreed to confer upon a designee of the Company, voting power over their shares of the Company's common stock acquired by them in the exchange for a period of two years or until the stockholder sells his Company's common stock in accordance with Rule 144 of the Securities Act of 1933, as amended, whichever occurs first.

         Ludicrous, Inc. is a Nevada corporation formed on August 1, 2007 to engage in the business of the development and commercialization of technology for the telecommunications industry.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

ITEM 9.01(D) EXHIBITS

         99.1 Agreement and Plan of Reorganization by and between Tree Top Industries, Inc., a Nevada corporation, and the Stockholders of Ludicrous, Inc., a Nevada corporation, dated as of October 19, 2007.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   TREE TOP INDUSTRIES, INC.
                                   -----------------------------------------
                                  (Registrant)

Date:  October 19, 2007


                                   /s/ David I. Reichman
                                   ------------------------------------------
                                   David I. Reichman, Chief Executive Officer